EXHIBIT 16-A(1) FOR GOLDMAN SACHS NEW YORK MUNICIPAL INCOME FUND
----------------------------------------------------------------
SEC 30-DAY YIELD & TAX EQUIVALENT (Assuming the maximum sales load)-period
--------------------------------------------------------------------------
ending JUNE 30,1994
-------------------


     Formula used in calculating SEC 30-day yield:

                    a - b
     YIELD = 2 * [---- = 1) to the power of 6 - 1]
                    c * d

     Where:

        a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the 30-day period ending June 30, 1994
        d =  the maximum offering price per share on June 30, 1994

     For the 30-day period ending June 30, 1994, these variables were as follows:

                a =   13,295.21
                b =        0.00
                c = 202,639.868
                d =       15.52

                Thus, the 30-Day Yield computed to       5.13%
                                                   -----------

                Tax-Equivalent Yield*                    8.49%
                                                   -----------


EXHIBIT 16-A(2) FOR GOLDMAN SACHS NEW YORK MUNICIPAL INCOME FUND
----------------------------------------------------------------
30-DAY YIELD & TAX-EQUIVALENT YIELD (ASSUMING THE MAXIMUM SALES LOAD AND NO FEE
-------------------------------------------------------------------------------
WAIVERS OR EXPENSE LIMITATIONS) - PERIOD ENDING JUNE 30, 1994
-------------------------------------------------------------


     Formula used in calculating SEC 30-day yield:

                     a - b
     YIELD = 2 * [(---- + 1) to the power of 6 - 1]
                     c * d


        a = dividends and interest earned during the period b = expenses accrued for the period c = the average daily number of shares outstanding during the 30-day period ending June 30, 1994
        d = the maximum offering price per share on June 30, 1994

     For the 30-day period ending June 30, 1994, these variables were as follows:

                a =   13,295.21
                b =   20,300.00
                c = 202,639.868
                d =       15.52

                Thus, the 30-Day Yield computed to       -2.66%
                                                    -----------

                Tax-Equivalent Yield*                    -4.40%
                                                    -----------

The Tax-Equivalent Yields assume a Federal Income Tax Rate of 39.6% and are calculated as follows:

     Tax-Equivalent Yield = 30-Day Yield / (1 - Federal Tax Rate )

EXHIBIT 16-A(3) FOR GOLDMAN SACHS NEW YORK MUNICIPAL INCOME FUND
----------------------------------------------------------------
30-DAY DISTRIBUTION RATE (Assuming the maximum sales load) - Period ending June
-------------------------------------------------------------------------------
30, 1994
--------

     Formula used in calculating 30-day distribution rate:


     RATE:         a
     ------     -------      X 365 days / 30 days
                   b


     Where:

                a  =  total distributions per share for the 30-day period ended
                      June 30, 1994
                b  =  the maximum offering price per share on June 30, 1994



     For the 30-day period ending June 30, 1994, these variables were as follows:

                a  =  0.064103938

                b  =        15.52

                Thus, the 30-Day Distribution Rate computed to         5.03%
                                                                       -----


EXHIBIT 16-A(4) FOR GOLDMAN SACHS NEW YORK MUNICIPAL INCOME FUND
----------------------------------------------------------------
30-DAY DISTRIBUTION RATE (ASSUMING THE MAXIMUM SALES LOAD AND NO FEE WAIVERS OR
-------------------------------------------------------------------------------
EXPENSE LIMITATIONS) - PERIOD ENDING JUNE 30, 1994
--------------------------------------------------


     Formula used in calculating 30-day distribution rate:


     RATE:         a
                 ------    X 365 days / 30 days
                   b


     Where:      a  =  total distributions per share for the 30-day period ended
                       June 30, 1994
                 b  =  the maximum offering price per share on June 30, 1994


     For the 30-day period ending June 30, 1994, these variables were as follows:

                 a  =   -0.062892986191

                 b  =             15.52

                 Thus, the 30-Day Distribution Rate computed to         -4.93%
                                                                        ------

EXHIBIT 16-A(5) FOR GOLDMAN SACHS NEW YORK MUNICIPAL INCOME FUND
----------------------------------------------------------------
30-DAY DISTRIBUTION RATE (Assuming the maximum sales load) - Period ending
--------------------------------------------------------------------------
June 30, 1994
-------------

     Formula used in calculating 30-day distribution rate:


     RATE:         a
                 ------    X 365 days / 30 days
                   b


     Where:      a  =  total distributions per share for the 30-day period ended
                       June 30, 1994
                 b  =  the maximum offering price per share on June 30, 1994


     For the 30-day period ending June 30, 1994, these variables were as follows:

                 a  =  0.064103938

                 b  =        14.55

                 Thus, the 30-Day Distribution Rate computed to         5.36%
                                                                        -----



EXHIBIT 16-A(6) FOR GOLDMAN SACHS NEW YORK MUNICIPAL INCOME FUND
----------------------------------------------------------------
30-DAY DISTRIBUTION RATE (ASSUMING THE MAXIMUM SALES LOAD AND NO FEE WAIVERS OR
-------------------------------------------------------------------------------
EXPENSE LIMITATIONS) - PERIOD ENDING JUNE 30, 1994
--------------------------------------------------


     Formula used in calculating 30-day distribution rate:


     RATE:         a
                 ------    X 365 days / 30 days
                   b


     Where:      a  =  total distributions per share for the 30-day period ended
                       June 30, 1994
                 b  =  the maximum offering price per share on June 30, 1994


     For the 30-day period ending June 30, 1994, these variables were as follows:

                 a  =  -0.062892986191

                 b  =            14.55

                 Thus, the 30-Day Distribution Rate computed to         -5.26%
                                                                        ------

EXHIBIT 16-A(7) FOR GOLDMAN SACHS NEW YORK MUNICIPAL INCOME FUND
----------------------------------------------------------------
CUMULATIVE TOTAL RETURN (Assuming the maximum sales load) - April 8, 1994
-------------------------------------------------------------------------
(Inception) to June 30, 1994
----------------------------

                            CUMULATIVE TOTAL RETURN
                            -----------------------

                                         ERV
                     Formula:    T = ( ------ ) - 1
                                          P

                       Where:


                P   =  a hypothetical initial payment of $1,000 made on
                       April 8, 1994 (INCEPTION)
                T   =  Cumulative total return
                ERV =  Ending Redeemable Value of a Hypothetical $1,000
                       payment made at the beginning of the period assuming the maximum sales load of 4.5%

     For the period ending June 30, 1994, these variables were as follows:

P   =  $1,000.00

T   =  $1,027.83

CUMULATIVE TOTAL RETURN    =   2.78%
                                ----


EXHIBIT 16-A(8) FOR GOLDMAN SACHS NEW YORK MUNICIPAL INCOME FUND
----------------------------------------------------------------
CUMULATIVE TOTAL RETURN (Assuming the maximum sales load and no fee waivers or
------------------------------------------------------------------------------
expense limitations) - April 8, 1998 (Inception) to June 30, 1994
-----------------------------------------------------------------


                       CUMULATIVE TOTAL RETURN
                       -----------------------

                                                ERV
                       Formula:    T = ( ------ ) - 1
                                                 P

                       Where:


                P   =  a hypothetical initial payment of $1,000
                               made on April 8, 1994 (INCEPTION)
                T   =  Cumulative total return
              ERV   =  Ending Redeemable Value of a Hypothetical
                       $1,000 payment made at the beginning of the period assuming the maximum sales load of 4.5%

     For the period ending June 30, 1994, these variables were as follows:

P =         $1,000.00

T =         $  981.57

CUMULATIVE TOTAL RETURN   =   -1.84%
                               -----

EXHIBIT 16-A(9) FOR GOLDMAN SACHS NEW YORK MUNICIPAL INCOME FUND
----------------------------------------------------------------
CUMULATIVE TOTAL RETURN (ASSUMING THE MAXIMUM SALES LOAD) - APRIL 8, 1994
-------------------------------------------------------------------------
(INCEPTION) TO JUNE 30, 1994
----------------------------


                         CUMULATIVE TOTAL RETURN
                         ----------------------

                                            ERV
                         Formula:    T = ( ------ ) - 1
                                             P

                         Where:

                    P  =  a hypothetical initial payment of $1,000
                          made on April 8, 1994 (INCEPTION)
                   T   =  Cumulative total return
                 ERV   =  Ending Redeemable Value of a Hypothetical $1,000
                          payment made at the beginning of the period assuming the maximum sales load of 4.5%

     For the period ending June 30, 1994, these variables were as follows:

P   =       $1,000.00
T   =       $  945.33


CUMULATIVE TOTAL RETURN    =        -5.47%
                                    ------


EXHIBIT 16-A(10) FOR GOLDMAN SACHS NEW YORK MUNICIPAL INCOME FUND
-----------------------------------------------------------------
CUMULATIVE TOTAL RETURN (Assuming the maximum sales load and no fee waivers or
------------------------------------------------------------------------------
expense limitations) - April 8, 1998 (Inception) to June 30, 1994
-----------------------------------------------------------------


                         CUMULATIVE TOTAL RETURN
                         ----------------------

                                            ERV
                         Formula:    T = ( ------ ) - 1
                                             P

                         Where:

                     P   =   a hypothetical initial payment of $1,000
                             made on April 8, 1994 (INCEPTION)
                     T   =   Cumulative total return
                   ERV   =   Ending Redeemable Value of a Hypothetical $1,000
                             payment made at the beginning of the period assuming the maximum sales load of 4.5%

     For the period ending June 30, 1994, these variables were as follows:

P  =       $1,000.00
T  =       $  989.88

CUMULATIVE TOTAL RETURN    =          -1.01%
                                      ------